SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 3, 2003

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-19807 (Commission File Number)	56-1546236 (I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated December 3, 2003 relating to Synopsys, Inc.’s results of operations for the fiscal quarter and year ended October 31, 2003.

Item 12.	Results of Operations and Financial Condition

On December 3, 2003, Synopsys, Inc. (the “Company”) announced the Company’s results of operations for its fourth fiscal quarter and fiscal year ended October 31, 2003. A copy of the Company’s press release announcing such results dated December 3, 2003 is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are being furnished to, but not filed with, the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2003	SYNOPSYS, INC.

/S/ REX S. JACKSON
Rex S. Jackson Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated December 3, 2003 relating to Synopsys, Inc.’s results of operations for the fiscal quarter and year ended October 31, 2003.